Intrepid Capital Management Funds Trust

Intrepid Capital Fund Institutional Class (Ticker: ICMVX) Investor Class (Ticker: ICMBX)	Intrepid International Fund Institutional Class (Not Available for Sale) Investor Class (Ticker: ICMIX)
Supplement dated May 8, 2019
to the Statement of Additional Information dated January 28, 2019
Effective as of April 30, 2019, Ben Franklin no longer serves as the portfolio manager of the Intrepid International Fund or as part of the investment team of the Intrepid Capital Fund. Mr. Matt Parker, CFA®, CPA, has assumed responsibility for the day-to-day management of the portfolio of the Intrepid International Fund.
Mr. Mark Travis, President of Intrepid Capital Management, Inc., the Funds’ investment adviser (the “Adviser”), will continue to have the responsibility for the day-to-day management of the Intrepid Capital Fund, and Clay Kirkland, CFA®, Matt Parker, CFA®, CPA, Hunter Hayes, and Joe Van Cavage, CFA® will continue to serve as part of the investment team of the Intrepid Capital Fund.
The Statement of Additional Information is hereby amended to remove all references to Mr. Franklin.
If you have any questions, please call the Intrepid Funds at 1-866-996-FUND (toll free).
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The date of this Supplement is May 8, 2019.
Please retain this Supplement for future reference.